UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 1, 2023
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WASHINGTON FEDERAL INC
(Exact name of registrant as specified in its charter)
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Washington	001-34654		91-1661606
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

425 Pike Street	Seattle	Washington	98101
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code (206) 624-7930
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value per share	WAFD	NASDAQ Stock Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 4.875% Fixed Rate Series A Non-Cumulative Perpetual Preferred Stock	WAFDP	NASDAQ Stock Market

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).    Yes  ☐    No  ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously reported on August 31, 2022, effective January 1, 2023, Ms. Kelli Holz assumed the role of Executive Vice President and Chief Financial Officer for Washington Federal, Inc. (the “Company”) and its wholly-owned subsidiary, Washington Federal Bank, dba WaFd Bank, succeeding Mr. Vincent Beatty who previously served in this role.

Ms. Holz will be employed by the Company on an at-will basis and will be entitled to an annual base salary of $400,000. She will also be eligible for an annual cash bonus with a target of 75% of base salary, and eligible to receive grants of restricted stock and performance shares under the Company’s incentive plan, consistent with other executive officers. In addition, it is anticipated that Ms. Holz will enter into the Company’s standard form of indemnification agreement and the Company’s standard form of Change of Control Agreement providing for severance only upon the occurrence of both a Change of Control (as defined in the Change of Control Agreement) and an adverse impact on the executive officer’s employment, such as an involuntarily termination or a significant diminution in role or responsibilities, which the Company’s Board of Directors will consider at its next regularly scheduled meeting on February 14, 2023.

Mr. Beatty will remain employed by the Company on an at-will basis and at his current annual base salary in the role of Executive Vice President and Senior Advisor to the Chief Financial Officer. He will be eligible for cash bonuses, grants of restricted stock and stock option awards consistent with other employees. It is anticipated that Mr. Beatty will remain in this role until his retirement on March 31, 2023.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

January 6, 2023	WASHINGTON FEDERAL, INC.

	By:	/s/ KELLI J. HOLZ
Kelli J. Holz
Executive Vice President and Chief Financial Officer

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